O C T O B E R 3 , 2 0 2 2 Financial impacts of conversion from IFRS to U.S. GAAP

LEGAL DISCLOSURE This presentation includes certain non-IFRS and non-GAAP financial measures. These non-IFRS and non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and U.S. GAAP. There are a number of limitations related to the use of these non- IFRS and non-GAAP financial measures versus their nearest respective IFRS and U.S. GAAP equivalents. For example, other companies may calculate non-IFRS and non-GAAP financial measures differently or may use other measures to evaluate their performance, any of which could reduce the usefulness of our non-IFRS and non-GAAP financial measures as tools for comparison. Further information on these and other factors that could affect our financial results is included in filings we make with the Securities and Exchange Commission from time to time, including the section titled “Risk Factors” in our most recent Forms 20-F and 6-K (reporting our quarterly results). These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.atlassian.com.

OVERVIEW Effective September 30, 2022, Atlassian Corporation (Atlassian) completed the company’s redomiciliation from the United Kingdom to the United States. As a result of the redomiciliation, Atlassian is transitioning its accounting standards from International Financial Reporting Standards (“IFRS”) to U.S. GAAP (“GAAP”) for U.S. reporting purposes. The following presentation summarizes the primary impacts of the conversion from IFRS to GAAP and presents a summary of the financial results for fiscal 2021, fiscal 2022, and quarterly results for fiscal 2022 under both IFRS and GAAP. The GAAP financial information in this presentation has not been audited and is subject to change. Atlassian Corporation has become the new Delaware incorporated holding company of Atlassian Corporation Plc and its subsidiaries.

SUMMARY OF PRIMARY IMPACTS TO CONVERT FROM IFRS TO GAAP IFRS GAAP Statement of operations impacts of conversion from IFRS to GAAP Stock-based compensation (“SBC”) Expense is recognized under the accelerated method for stock-based awards resulting in greater expense being recognized in the earlier years of the award. Expense is recognized under the straight line method for stock-based awards resulting in expense recognized ratably across the vesting period of the award. Decrease of SBC expense recognized in FY21 ($45M) and FY22 ($182M). Leases Expenses related to facility leases are recognized in cost of revenues, operating expenses and interest expense on the statement of operations. The expense recognition method results in a higher portion of the total lease expense recognized earlier in the lease term. Expenses related to facility leases, including any implied interest related to leases, are recognized in cost of revenues and operating expenses on the statement of operations. The expense recognition method results in total lease expense recognized on a straight-line basis over the lease term. Net decrease in operating income in FY21 ($5M) and FY22 ($5M) due to: • increase in cost of revenues and operating expenses from the reclassification of interest from non- operating expenses (approx. $7M) • decrease in total lease expense due to expense recognition method differences (approx. $2M) Strategic Investments Changes in fair value of equity investments are recognized in other comprehensive income (loss), a component of equity, on the statement of financial position. Changes in fair value of equity investments are recognized in other non- operating expense on the statement of operations. Decrease in other expense, net in FY21 ($50M gain on strategic investments) and increase in other expense, net in FY22 ($71M loss on strategic investments). Exchangeable Notes Interest expense is recognized based on an effective interest rate formulated on estimated cash flows. Interest expense is recognized based on an effective interest rate formulated on contractual cash flows. Decrease in interest expense in FY21 ($23M) and increase in interest expense in FY22 ($23M).

OPERATING INCOME IFRS VS. GAAP The difference between IFRS results previously reported and GAAP is primarily due to stock- based compensation expense. Under IFRS, more stock-based compensation is recognized in the earlier vesting periods for an award. Atlassian typically grants stock awards annually to existing employees late in the first quarter of the fiscal year. (U.S. $ in millions) (unaudited) FY21 FY22 $70.1 $141.4 ($106.5) $101.6 Operating Income (IFRS) Operating Income (GAAP) Q1'22 Q2'22 Q3'22 Q4'22 ($42.3) $32.9 $23.0 $56.5 ($63.3)($16.1)($66.7) $39.6

OPERATING INCOME & MARGIN NON-IFRS VS. NON-GAAP The difference between non-IFRS results previously reported and non-GAAP is primarily due to the reclassification of interest expense for lease obligations from non-operating expense under IFRS to operating expense under GAAP. Under GAAP, Atlassian will recognize interest related to lease obligations as lease expense which will be allocated accordingly to cost of revenues and operating expenses on the statement of operations. (U.S. $ in millions, except percentages) (unaudited) FY21 FY22 $627.3 $514.0 $633.0 $519.1 Operating Income (non-IFRS) Operating Income (non-GAAP) Q1'22 Q2'22 Q3'22 Q4'22 $107.6 $177.4$176.8 $165.4 $108.9 $179.2$178.3 $166.7 24.8% 24.6% 22.6% 22.4% 27.1% 26.9% 25.9% 25.7% 24.2% 24.0% 14.3% 14.2% %s reflect Operating Margin

FREE CASH FLOW & MARGIN NON-IFRS VS. NON-GAAP The difference between non-IFRS results previously reported and non-GAAP is due to the reclassification of cash flows for interest paid on the Exchangeable Notes and the Credit Facility from financing activities to operating activities on the statement of cash flows. (U.S. $ in millions, except percentages) (unaudited) FY21 FY22 $750.5$758.4 $763.8$764.9 Free cash flow (non-IFRS) Free cash flow (non-GAAP) Q1'22 Q2'22 Q3'22 Q4'22 $190.2 $308.2 $193.9 $58.1 $194.7 $312.3 $197.5 $59.3 36.6% 36.3% 27.2% 26.8% 9.7% 9.5% 28.7% 28.2% 42.2% 41.6% 25.6% 25.0% %s reflect Free Cash Flow Margin

KEY FINANCIAL METRICS IFRS VS. GAAP (U.S. $ and shares in thousands, except percentages and per share data) IFRS GAAP (unaudited) Delta FY21 FY22 FY21 FY22 ΔFY21 ΔFY22 Revenue 2,089,132 2,802,882 2,089,132 2,802,882 - - Gross profit 1,753,111 2,337,175 1,757,282 2,349,968 4,171 12,793 Gross margin 83.9% 83.4% 84.1% 83.8% 0.2% 0.4% Operating income (loss) 101,634 (106,457) 141,406 70,083 39,772 176,540 Operating margin 4.9% (3.8%) 6.8% 2.5% 1.9% 6.3% Net loss (696,315) (614,124) (578,979) (519,510) 117,336 94,614 Net loss per share ($2.79) ($2.42) ($2.32) ($2.05) $0.47 $0.37 Weighted-average shares used in computing net loss per share 249,679 253,312 249,679 253,312 - - Cash flow - operations 841,330 883,496 789,960 821,044 (51,370) (62,452) Note: Certain figures may not foot due to rounding.

KEY FINANCIAL METRICS NON-IFRS VS. NON-GAAP (U.S. $ and shares in thousands, except percentages and per share data) (unaudited) Non-IFRS Non-GAAP Delta FY21 FY22 FY21 FY22 ΔFY21 ΔFY22 Gross profit 1,800,244 2,404,717 1,799,555 2,404,020 (689) (697) Gross margin 86.2% 85.8% 86.1% 85.8% (0.1%) -% Operating Income 519,120 633,028 513,977 627,284 (5,143) (5,744) Operating margin 24.8% 22.6% 24.6% 22.4% (0.2%) (0.2%) Net income 357,577 434,292 399,418 383,456 41,841 (50,836) Diluted earnings per share $1.40 $1.69 $1.58 $1.50 $0.18 ($0.19) Weighted-average diluted shares outstanding 254,720 256,682 253,352 255,657 (1,368) (1,025) Free cash flow 764,936 763,771 758,440 750,461 (6,496) (13,310) Free cash flow margin 36.6% 27.2% 36.3% 26.8% (0.3%) (0.5%) (1) Weighted-average diluted shares outstanding is accounted for under the treasury stock method. Dilutive securities are based on the assumed proceeds, or unamortized expense, of stock-based awards. Assumed proceeds for stock-based awards increased under GAAP, resulting in an increase in shares assumed or repurchased and a resulting decrease in weighted-average diluted shares outstanding. (1)

KEY FINANCIAL METRICS — QUARTERLY IFRS VS. GAAP (U.S. $ and shares in thousands, except percentages and per share data) (unaudited) (1) IFRS Q1’22 Q2’22 Q3’22 Q4’22 Gross profit 516,006 573,365 621,117 626,687 Gross margin 84.0% 83.3% 83.9% 82.5% Operating income/(loss) 39,646 (66,718) (16,132) (63,253) Operating margin 6.5% (9.7%) (2.2%) (8.3%) Net loss (400,102) (77,472) (31,087) (105,463) Net loss per share (1.59) (0.31) (0.12) (0.41) Weighted-average shares used in computing net loss per share 252,106 252,960 253,723 254,482 Cash flow - operations 78,386 221,684 353,029 230,397 GAAP Q1’22 Q2’22 Q3’22 Q4’22 Gross profit 517,768 578,335 624,428 629,437 Gross margin 84.3% 84.0% 84.3% 82.8% Operating income/(loss) 56,477 23,042 32,897 (42,333) Operating margin 9.2% 3.3% 4.4% (5.6%) Net income (loss) (411,204) (22,328) 4,661 (90,639) Net income (loss) per share (1.63) (0.09) 0.02 (0.36) Weighted-average shares used in computing net income (loss) per share 252,106 252,960 255,741 254,482 Cash flow - operations 65,001 206,455 334,709 214,879

KEY FINANCIAL METRICS — QUARTERLY NON-IFRS VS. NON-GAAP (U.S. $ and shares in thousands, except percentages and per share data) (unaudited) (1) Non-IFRS Q1’22 Q2’22 Q3’22 Q4’22 Gross profit 529,540 592,595 638,557 644,025 Gross margin 86.2% 86.1% 86.2% 84.8% Operating income 166,675 178,250 179,184 108,919 Operating margin 27.1% 25.9% 24.2% 14.3% Net income 118,313 127,324 120,583 68,072 Diluted earnings per share $0.46 $0.50 $0.47 $0.27 Weighted-average diluted shares outstanding 256,304 256,978 256,730 256,680 Free cash flow 59,319 197,477 312,278 194,697 Free cash flow margin 9.7% 28.7% 42.2% 25.6% Non-GAAP Q1’22 Q2’22 Q3’22 Q4’22 Gross profit 529,374 592,387 638,406 643,853 Gross margin 86.2% 86.0% 86.2% 84.7% Operating income 165,438 176,820 177,404 107,622 Operating margin 26.9% 25.7% 24.0% 14.2% Net income 94,409 110,427 110,168 68,452 Diluted earnings per share $0.37 $0.43 $0.43 $0.27 Weighted-average diluted shares outstanding 255,390 256,032 255,741 255,488 Free cash flow 58,120 193,874 308,236 190,231 Free cash flow margin 9.5% 28.2% 41.6% 25.0%

(U.S. $ and shares in thousands, except percentages and per share data) (unaudited) (1) RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(U.S. $ and shares in thousands, except percentages and per share data) (unaudited) (1) RECONCILIATION OF IFRS TO NON-IFRS RESULTS